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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 6, 2003
                                                         ---------------

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                    000-21589                       56-1930728
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  (State or other               (Commission                     (IRS Employer
   jurisdiction                 File Number)                 Identification No.)
of incorporation)

4 University Place, 4611 University Drive, Durham, North Carolina       27707
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          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (919) 493-5980
                                                          --------------

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          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On January 6, 2003, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.      The following document is incorporated by reference to
                     this Report:

      99.1           Press release dated January 6, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Triangle Pharmaceuticals, Inc.
                                 -----------------------------------------------
                                                 (Registrant)

        January 7, 2003                       /s/ Andrew Finkle
-----------------------------    -----------------------------------------------
            Date                                  (Signature)
                                 Name:  Andrew Finkle
                                 Title: Executive Vice President and General
                                        Counsel